Exhibit (10)
                                                                    ------------


                                  OWENS CORNING
                      KEY EMPLOYEE RETENTION INCENTIVE PLAN

1.       Purpose.  This Owens Corning Key Employee Retention Incentive Plan has
         -------    been established by Owens Corning for designated key
         employees of the Company. The purpose of the Plan is to provide an incentive to Participants to remain in the employ of the Company through December 31, 2001.

2.       Definitions.  For purposes of this Plan:
         -----------

(a)      "Board" shall mean the Board of Directors of Owens Corning.

(b) "Cause" shall mean acts of gross misconduct, gross insubordination, embezzlement, fraud, misappropriation of funds, property or trade secrets, or any felony under state or federal law.

(c)      "Committee" shall mean the Compensation Committee of the Board.

(d) "Company" shall mean Owens Corning, a Delaware Corporation, and each of its subsidiaries.

(e) "Disability" shall mean the Participant's entitlement to benefits under any long term disability plan or program of the Company.

(f)      "Effective Date" means July 1, 2000.

(g) "Nonqualifying Severance" shall mean the termination of a Participant's employment with the Company after the Effective Date and before the Retention Date in other than a Qualifying Severance.

(h) "Participant" shall mean an employee of the Company who participates in the Plan in accordance with Section 4 hereof.

(i) "Plan" shall mean this Owens Corning Key Employee Retention Incentive Plan, as amended from time to time.

(j) "Qualifying Severance" shall mean the termination of a Participant's employment with the Company after the Effective Date and before the Retention Date (i) by the Company other than for Cause, (ii) by reason of death or Disability, (iii) by reason of Retirement at the Company's request or with the consent of the Chief Executive Officer of Owens Corning (or, in the case of such Chief Executive Officer, with the consent of the Committee).

(k)      "Retention   Amount"   shall  mean,   with   respect  to  each
         Participant, the amount payable under the Plan in accordance with Section 5(a) hereof.

(l)      "Retention Date" shall mean December 31, 2001.

(m) "Retirement" shall mean terminations from employment by employees who satisfy at least the early retirement eligibility requirements set forth in the Company's pertinent retirement plans.

3.       Administration.
         --------------

(a) The Plan shall be administered by the Committee, which shall have complete authority, in its sole discretion, to determine who shall participate herein and the Retention Amount applicable to each Participant, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable for the administration of the Plan.

(b) The Committee is authorized, on behalf of the Plan, to engage accountants, legal counsel and such other personnel as it deems necessary or advisable to assist it in the performance of its duties under the Plan. All reasonable expenses thereof shall be borne by the Company.

(c) All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected in respect of any such action, determination or interpretation.

(d) The Committee may delegate any of its duties hereunder to such person or persons as it may designate from time to time.

4.  Participation.  The  Committee  shall,  in its sole  discretion,  select the
    -------------   employees of the Company who shall  participate  in the
Plan. As a condition to participation in the Plan, each such employee shall execute an agreement, in such form as the Committee may require, acknowledging his or her participation in the Plan and his or her intent to remain employed by the Company through the Retention Date.

5.      Payments.
        --------

(a) In General. Each Participant who remains employed by the Company through the ---------- Retention Date shall receive a cash payment from the
Company equal to the Retention Amount established by the Committee for the Participant, as set forth in the letter informing the Participant of his or her participation in the Plan. There shall be no requirement of uniformity of
Retention   Amount  among Participants.

(b) Qualifying  Severance.  Each Participant who terminates  employment with the
    ---------------------   Company in a Qualifying  Severance shall receive a
cash payment from the Company equal to his or her Retention Amount multiplied by a fraction, the numerator of which is the number of calendar months (including fractional months) from the Effective Date until the date of the Qualifying Severance, and the denominator of which is 18.

(c) Nonqualifying Severance. No payment shall be made under the Plan in respect ------------------------ of a Participant who incurs a Nonqualifying
Severance (other than any payment made before such Nonqualifying Severance pursuant to subsection (d)(ii) below).

(d)      Form and Timing of Payment.
         --------------------------

                  (i) In General. Payments under this Section 5 shall be made in
                      ----------
         a lump sum. In the case of a payment pursuant to subsection (a) above, such payment shall be made as soon as practicable following the Retention Date and, in the case of a payment pursuant to subsection (b) above, such payment shall be made as soon as practicable following the date of the Qualifying Severance.

                  (ii) Special Rule. Notwithstanding the foregoing provisions of
                       ------------
         this Section 5: (A) the Committee in its sole discretion may provide that, on any date after the Effective Date and before the Retention Date, one or more Participants who remain employed by the Company through such date shall receive a cash lump-sum payment from the Company equal to the amount that would be payable to the Participant under subsection (b) above if the Participant incurred a Qualifying Severance as of such date; and (B) any amount otherwise payable in accordance with subsection (a) or (b) above shall be reduced by any amount paid in accordance with this subsection (d)(ii).

6.       General Provisions.
         ------------------

(a)  Compliance  with  Legal  Requirements.  The Plan,  the  payment  of amounts
     -------------------------------------
hereunder, and the other obligations of the Company under the Plan shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

(b)  Nontransferability.  No  Participant  shall  have the  right  to  alienate,
     ------------------
anticipate, commute, pledge, encumber or assign any of the benefits or payments which he or she may expect to receive, contingently or otherwise, under this Plan.

(c)  No Right To Continued Employment.  Nothing in the Plan shall confer upon
     --------------------------------
any Participant the right to continue in the employ of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or to interfere with or limit in any way the right of the Company to terminate such Participant's employment.

(d)  Effect on Other  Benefits.  Amounts paid or payable  hereunder  shall not
     -------------------------
be treated as compensation for purposes of determining benefit amounts or accruals under any employee benefit plan, program or arrangement maintained by the Company.

(e)  Severability.  If any  provision  of this  Plan  shall be held  invalid  or
     ------------
unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

(f)  Successors.   This  Plan  shall  be  binding  upon  the  heirs,  executors,
     ----------
administrators,   successors   and  assigns  of  the  parties,   including  each
Participant and any successor to the Company.

(g)  Construction.  The headings and captions  herein are provided for reference
     ------------
and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

(h)  Withholding  Taxes.  All  amounts  to be paid  hereunder  in  respect  of a
     ------------------
Participant shall be paid net of the amount of any taxes that the Company may be required to withhold therefrom in respect of any federal, state, local or other income or other taxes.

(i)  Amendment,  Termination  and Duration of the Plan. The Committee may at any
     --------------------------------------------------
time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part. The Plan shall terminate on the Retention Date, provided that all amounts not yet paid on the Retention Date shall be paid thereafter in accordance with the terms hereof.

(j)  Unfunded  Plan.  The Plan is intended to constitute  an "unfunded"  plan
     --------------
for incentive compensation. With respect to any payments not yet made to a Participant hereunder, nothing contained in the Plan shall give any such Participant any rights in any assets of the Company that are greater than those of a general creditor of the Company.

(k)  Beneficiary. A Participant may file with the Committee a written
     -----------
designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation.
If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the Participant's beneficiary.

(l)  Governing Law.  The Plan and all determinations made and actions taken
     -------------
pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.